UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5739

Name of Fund: MuniEnhanced Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniEnhanced
        Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 01/31/04

Date of reporting period: 02/01/03 - 07/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniEnhanced
                                        Fund, Inc.

Semi-Annual Report
July 31, 2003

[LOGO] Merrill Lynch Investment Managers

MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of July 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 13.85%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2            MUNIENHANCED FUND, INC.            JULY 31, 2003

A Letter From the President

Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. Perhaps the most significant development was the conclusion of all-out war in Iraq. Although not especially sensitive to geopolitical events, the municipal market has not been exempt from the general market excitement we have seen since fighting gave way to restructuring in Iraq.

Municipal bond yields rose and fell in response to war fears, equity market uncertainty, sub par economic growth, unemployment and deflation. By the end of July, long-term municipal revenue bond yields stood at 5.4%, as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $200 billion in new long-term tax-exempt bonds during the six-month period ended July 31, 2003, an increase of more than 20% versus the same six months of 2002. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. The cost savings in both production and postage are passed on to the fund and, ultimately, to fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                           Sincerely,


                                           /s/ Terry K. Glenn

                                           Terry K. Glenn
                                           President and Director


             MUNIENHANCED FUND, INC.            JULY 31, 2003                  3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Until the Federal Reserve Board indicates or economic realities dictate that short-term interest rates are on the rise, we intend to stay the course and take advantage of the wide yield spreads in the municipal market.

Discuss the recent market environment relative to municipal bonds.

Amid considerable interest rate volatility, U.S. Treasury bond yields were higher at 5.35% at the end of July, 2003 than they had been six months earlier. Volatile equity markets, concerns over the Iraqi conflict, and sub par economic growth combined to generally push interest rates lower through June. Bond yields, however, moved sharply higher in July in response to more positive business activity, especially continued strong homes sales and improving employment trends.

Long-term tax-exempt bond yields also rose over the six months ended July 31, 2003, although to a lesser extent than U.S. Treasury obligations. Yield volatility was lower than that seen in U.S. Treasury issues, as municipal bond prices typically are less sensitive to worldwide geopolitical pressures on a daily and weekly basis. By the end of July, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.4%.

The municipal market outperformed the U.S. Treasury market over the past six months, despite a dramatic increase in new bond issuance. Recent semi-annual issuance has, in fact, exceeded the annual issuance seen during much of the mid-1990s. The monthly issuance for July 2003, at almost $30 billion, represented the largest amount of tax-exempt bonds ever sold in the month of July. Historically low interest rates over the past year have been used by state and local governments as an opportunity to finance existing infrastructure needs and refinance outstanding, higher-coupon issues. Current estimates for 2003 municipal bond new issuance are approximately $350 billion, similar to 2002's record high issuance.

A number of factors continue to foster strong investor demand for municipal bonds. Tax-exempt money market rates have remained below 1% for much of this year, forcing investors to invest in longer maturities to generate desired levels of coupon income. In July and August 2003, investors are expected to receive approximately $60 billion in coupon income, bond maturities and the proceeds from early redemptions. We believe much of these proceeds are likely to be reinvested in the municipal market.

As an asset class, municipal bonds have remained an attractive investment alternative, especially relative to U.S. Treasury issues. At the end of July 2003, tax-exempt bond yields were 85% - 93% of comparable U.S. Treasury issues, well in excess of their historic average of 82% - 88%. Current yield ratios have made municipal securities attractive to both retail and institutional investors. We expect the tax-exempt market's favorable technical position to remain stable in the near term, therefore, an increase in bond issuance during the remainder of 2003 is not likely to significantly impact the municipal bond market's performance.

While many investors are concerned about how economic growth might affect bond prices and yield, we believe moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products have enjoyed.

How did the Fund perform during the six-month period?

For the six months ended July 31, 2003, the Common Stock of MuniEnhanced Fund, Inc. had a net annualized yield of 6.50%, based on a period-end per share net asset value of $11.17 and $.360 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was -.95%, based on a change in per share net asset value from $11.65 to $11.17, and assuming reinvestment of $.360 per share ordinary income dividends.

For the six-month period ended July 31, 2003, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, .92%; Series B, 1.91%; and Series C, .93%.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


4            MUNIENHANCED FUND, INC.            JULY 31, 2003

Fund performance was hindered during the period by poor results from holdings in single-family housing bonds. A significant increase in refinancing activity shortened the duration of these bonds as homeowners paid off their higher-interest mortgages. At the end of the period, we lowered the Fund's exposure to this sector substantially. On a positive note, the Fund's monthly dividend increased during the period to $.06 per share.

What changes were made to the portfolio during the period?

Changes to the portfolio generally followed three themes. First, we replaced older bonds that were called during the period, including the single-family housing bonds mentioned earlier. Second, we generally moved further out on the yield curve, investing in bonds in the 20-year - 25-year range. This maturity range was favored because the steepness of the municipal yield curve began to flatten out past that range; therefore, we would not necessarily achieve any greater yield by going out any further. Third, we found it advantageous to purchase California-based municipal bonds, generally due to their heavy supply during the period, which allowed them to produce relatively attractive spreads. Historically, California bonds have traded at very rich levels compared to national municipal bonds. During this particular period, we saw the reverse. We also continued to favor premium coupon bonds when making new purchases.

We generally maintained the Fund's fully invested position during the period, seeking to enhance income. During the period, the Fund's borrowing costs remained at or below 1%. These attractive funding levels, in combination with a steep tax-exempt yield curve, have generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The portfolio essentially remained fully invested in high-quality municipal bonds at the end of the period. More than 80% of our bonds were insured and 98.5% were rated A or better by at least one of the major rating agencies. We believe our fully invested position should continue to provide a material benefit to the Common Stock shareholder as short-term interest rates remain near historic lows. In addition, the Fund remained overweight in premium coupon bonds and continued to favor maturities in the 20-year - 25-year range. We would likely move toward a more defensive position if two important changes occur. First, we would need to see a significant positive change in the employment trend. Second, we will look for the Federal Reserve Board to indicate, or economic realities to dictate, that it is time to reverse course and begin raising short-term interest rates. Until then, we intend to stay the course and take advantage of the wide spread.

Michael A. Kalinoski
Vice President and Portfolio Manager

August 13, 2003


             MUNIENHANCED FUND, INC.            JULY 31, 2003                  5

[LOGO] Merrill Lynch Investment Managers

Proxy Results

During the six-month period ended July 31, 2003, MuniEnhanced Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted         Shares Withheld
                                                                                    For                From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:          Terry K. Glenn                        28,092,487              518,393
                                           James H. Bodurtha                     28,107,264              503,616
                                           Joe Grills                            28,082,874              528,006
                                           Roberta Cooper Ramo                   28,094,306              516,574
                                           Robert S. Salomon, Jr.                28,076,649              534,231
                                           Stephen B. Swensrud                   28,095,029              515,851
--------------------------------------------------------------------------------------------------------------------

During the six-month period ended July 31, 2003, MuniEnhanced Fund, Inc.'s Preferred Stock shareholders (Series A, B & C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted          Shares Withheld
                                                                                    For                From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                                  5,882                    0
--------------------------------------------------------------------------------------------------------------------

Quality Profile

The quality ratings of securities in the Fund as of July 31, 2003 were as follows:

-------------------------------------------------------------------------------
                                                                     Percent of
                                                                       Total
S&P Rating/Moody's Rating                                           Investments
-------------------------------------------------------------------------------
AAA/Aaa ..................................................             87.2%
AA/Aa ....................................................              5.1
A/A ......................................................              6.2
Other* ...................................................              1.5
-------------------------------------------------------------------------------
*     Temporary investments in short-term securities.


6            MUNIENHANCED FUND, INC.            JULY 31, 2003

Schedule of Investments                                           (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount   Municipal Bonds                                                            Value
===================================================================================================================================
Alabama--1.0%         AAA      NR*     $ 3,000   Birmingham, Alabama, Capital Improvement Warrants, GO, Series A, 5.55%
                                                 due 8/01/2021 (f)                                                         $  3,133
===================================================================================================================================
Alaska--1.1%          AAA      Aaa       3,285   Alaska Energy Authority, Power Revenue Refunding Bonds (Bradley Lake),
                                                 Fourth Series, 6% due 7/01/2016 (d)                                          3,715
===================================================================================================================================
California--9.1%      AAA      Aaa       5,000   Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                                                 (Public Improvements Project), Senior-Series A, 6% due 9/01/2024 (d)         5,630
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,800   California State Department of Water Resources, Power Supply Revenue
                                                 Bonds, Series A, 5.375% due 5/01/2022 (f)                                    1,828
                      -------------------------------------------------------------------------------------------------------------
                      AAA      NR*       2,100   California State, GO, 5% due 2/01/2032 (l)                                   2,029
                      -------------------------------------------------------------------------------------------------------------
                                                 California State, GO, Refunding:
                      AAA      NR*       1,500       5.25% due 2/01/2022 (l)                                                  1,514
                      BBB      A2        6,090       5.125% due 2/01/2028                                                     5,670
                      BBB      A2        2,945       5% due 2/01/2029                                                         2,673
                      BBB      A2        2,500       Series A, 5.375% due 10/01/2025                                          2,446
                      -------------------------------------------------------------------------------------------------------------
                      A-       Baa2      2,400   Golden State Tobacco Securitization Corporation of California, Tobacco
                                                 Settlement Revenue Bonds, Series 2003-A-1, 6.75% due 6/01/2039               2,072
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,595   San Diego, California, Unified School District, Election 1998, GO,
                                                 Series D, 5.25% due 7/01/2024 (b)                                            1,628
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,210   San Francisco, California, City and County Airport Commission,
                                                 International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                                 6.60% due 5/01/2024 (a)                                                      4,434
===================================================================================================================================
Colorado--18.8%                                  Boulder County, Colorado, Hospital Development Revenue Bonds (Longmont
                                                 United Hospital Project) (k):
                      AA       NR*       2,705       5.60% due 12/01/2015                                                     2,839
                      AA       NR*       2,135       5.75% due 12/01/2020                                                     2,202
                      -------------------------------------------------------------------------------------------------------------
                      AAA      NR*       2,130   Boulder County, Colorado, Sales and Use Tax, Open Space Revenue Bonds,
                                                 Series A, 6% due 12/15/2019 (b)                                              2,351
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa         500   Broomfield, Colorado, COP, Refunding, 5.75% due 12/01/2024 (a)                 528
                      -------------------------------------------------------------------------------------------------------------
                      NR*      Aa2         665   Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior Series A-1,
                                                 7.40% due 11/01/2027                                                           673
                      -------------------------------------------------------------------------------------------------------------
                      NR*      Aa2       2,510   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior
                                                 Series A-2, 7.50% due 4/01/2031                                              2,643
                      -------------------------------------------------------------------------------------------------------------
                                                 Colorado Health Facilities Authority Revenue Bonds, Series A:
                      AA       Aa2       1,800       (Catholic Health Initiatives), 5.50% due 3/01/2032                       1,795
                      AA       NR*       1,200       (Covenant Retirement Communities Inc.), 5.50% due 12/01/2027 (k)         1,196
                      AA       NR*         675       (Covenant Retirement Communities Inc.), 5.50% due 12/01/2033 (k)           669
                      -------------------------------------------------------------------------------------------------------------
                      NR*      Aa2       5,150   Colorado Housing and Finance Authority Revenue Bonds, DRIVERS, AMT,
                                                 Series 251, 12.39% due 4/01/2030 (h)                                         5,623
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,280   Colorado Water Resource Power Development Authority, Clean Water
                                                 Revenue Bonds, Series A, 6.25% due 9/01/2016                                 4,877
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      11,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                 Series D, 7.75% due 11/15/2013 (f)                                          13,565
                      -------------------------------------------------------------------------------------------------------------
                                                 Denver, Colorado, City and County Airport Revenue Refunding Bonds:
                      AAA      Aaa       2,000       AMT, Series A, 6% due 11/15/2018 (a)                                     2,135
                      AAA      Aaa       8,300       Series B, 5% due 11/15/2033                                              7,854

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family


             MUNIENHANCED FUND, INC.            JULY 31, 2003                  7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount   Municipal Bonds                                                             Value
===================================================================================================================================
Colorado              AAA      Aaa     $ 5,450   El Paso County, Colorado, School District Number 49, Falcon, GO,
(concluded)                                      Series A, 6% due 12/01/2018 (d)                                           $  6,072
                      -------------------------------------------------------------------------------------------------------------
                                                 Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds:
                      AAA      Aaa       7,100       (Capital Appreciation), Senior Convertible, Series C, 5.309%**
                                                     due 6/15/2025 (d)                                                        4,716
                      AAA      Aaa       1,900       Series A, 5.50% due 6/15/2021 (a)                                        1,981
===================================================================================================================================
Connecticut--1.1%     AAA      Aaa       3,500   Connecticut State Special Tax Obligation Revenue Bonds, 6.25% due
                                                 10/01/2004 (b)(g)                                                            3,746
===================================================================================================================================
District of           AAA      Aaa       5,150   District of Columbia, GO, Refunding, DRIVERS, Series 152, 9.82% due
Columbia--1.8%                                   6/01/2013 (d)(h)                                                             5,966
===================================================================================================================================
Florida--0.8%         NR*      Aaa       2,500   Escambia County, Florida, Health Facilities Authority, Health Facility
                                                 Revenue Bonds (Florida Health Care Facility Loan), 5.95% due
                                                 7/01/2020 (a)                                                                2,735
===================================================================================================================================
Georgia--4.6%                                    Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                      AAA      Aaa       7,725       Series EE, 7% due 1/01/2025 (a)                                          9,694
                      AAA      Aaa         340       Series V, 6.60% due 1/01/2018 (f)(i)                                       409
                      AAA      Aaa         940       Series W, 6.60% due 1/01/2018 (f)                                        1,133
                      AAA      Aaa          60       Series W, 6.60% due 1/01/2018 (f)(i)                                        72
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,500   Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales Tax
                                                 Revenue Bonds, Second Indenture, Series A, 6.90% due 7/01/2004 (f)(g)        3,759
===================================================================================================================================
Illinois--15.7%       NR*      Aaa       5,125   Chicago, Illinois, Board of Education, GO, RIB, Series 467, 10.36%
                                                 due 12/01/2027 (a)(h)                                                        5,550
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,750   Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's Gas
                                                 Light & Coke), Series A, 6.10% due 6/01/2025 (a)                             4,058
                      -------------------------------------------------------------------------------------------------------------
                      AAA      NR*       4,550   Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                                 Bonds, DRIVERS, AMT, Series 250, 10.28% due 1/01/2021 (f)(h)                 4,950
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,000   Cook County, Illinois, Capital Improvement, GO, Series C, 5.50% due
                                                 11/15/2026 (a)                                                               3,103
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,240   Cook County, Illinois, Community College District No. 508, Chicago,
                                                 COP, Refunding, 8.75% due 1/01/2007 (b)                                      2,681
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                 (Servantcor Project), Series A, 6.375% due 8/15/2006 (d)(g)                  3,385
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      14,750   Illinois Sports Facilities Authority Revenue Bonds, 5.28%**
                                                 due 6/15/2030                                                               10,178
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,000   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                                 Tax Revenue Refunding Bonds (McCormick Place Expansion), Series B,
                                                 5.75% due 6/15/2023 (f)                                                      3,227
                      -------------------------------------------------------------------------------------------------------------
                      NR*      Aaa       1,340   Ogle Lee and De Kalb Counties, Illinois, Township High School District
                                                 Number 212, GO, 6% due 12/01/2019 (f)                                        1,476
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      10,115   Regional Transportation Authority, Illinois, Revenue Bonds, Series A,
                                                 7.20% due 11/01/2020 (a)                                                    12,846
===================================================================================================================================
Indiana--2.5%         AAA      Aaa       2,500   Brownsburg, Indiana, School Building Corporation, First Mortgage
                                                 Revenue Bonds (Brownsburg Community School), 5.55% due 2/01/2024 (f)         2,571
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,080   Hammond, Indiana, Multi-School Building Corporation, First Mortgage
                                                 Revenue Refunding Bonds, 6.125% due 7/15/2019 (f)                            4,533
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,000   New Albany, Floyd County, Indiana, First Mortgage Revenue Bonds
                                                 (School Building Corporation), 5.75% due 7/15/2020 (b)                       1,078
===================================================================================================================================
Kansas--3.0%                                     Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT (e)(f):
                      NR*      Aaa       1,500       (Mortgage-Backed Securities Program), Series A-2, 7.60%
                                                     due 12/01/2031                                                           1,647
                      AAA      Aaa       3,300       Series A-1, 6.875% due 12/01/2026                                        3,552
                      NR*      Aaa       1,985       Series A-1, 6.875% due 12/01/2026                                        2,136
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,500   Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric Company
                                                 Project), 7% due 6/01/2031 (f)                                               2,628
===================================================================================================================================
Louisiana--3.7%       AAA      Aaa       6,000   Louisiana Local Government, Environmental Facilities, Community
                                                 Development Authority Revenue Bonds (Capital Projects and Equipment
                                                 Acquisition), Series A, 6.30% due 7/01/2030 (a)                              6,862
                      -------------------------------------------------------------------------------------------------------------
                      AAA      NR*       5,150   New Orleans, Louisiana, Ernest N. Morial Exhibit Hall Authority,
                                                 Special Tax, Sub-Series A, 5.25% due 7/15/2028 (a)                           5,173
===================================================================================================================================
Massachusetts--1.6%                              Massachusetts State Port Authority, Special Facilities Revenue Bonds
                                                 (Delta Air Lines Inc. Project), AMT, Series A (a):
                      AAA      Aaa       3,100       5.50% due 1/01/2016                                                      3,156
                      AAA      Aaa       1,970       5.50% due 1/01/2019                                                      1,979


8            MUNIENHANCED FUND, INC.            JULY 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount   Municipal Bonds                                                             Value
===================================================================================================================================
Michigan--3.2%        AAA      NR*     $ 2,200   Michigan Higher Education Student Loan Authority, Student Loan Revenue
                                                 Refunding Bonds, AMT, Series XVII-G, 5.20% due 9/01/2020 (a)              $  2,208
                      -------------------------------------------------------------------------------------------------------------
                                                 Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                                 Bonds (Detroit Edison Company Project), AMT (c):
                      AAA      Aaa       1,500       5.45% due 9/01/2029                                                      1,529
                      AAA      Aaa       2,500       Series C, 5.65% due 9/01/2029                                            2,549
                      AAA      Aaa       4,300       Series C, 5.45% due 12/15/2032                                           4,328
===================================================================================================================================
Minnesota--2.1%       AAA      NR*       5,840   Minneapolis and St. Paul, Minnesota, Metropolitan Airports Commission,
                                                 Airport Revenue Bonds, DRIVERS, AMT, Series 203, 10.28%
                                                 due 1/01/2012 (b)(h)                                                         6,700
===================================================================================================================================
Mississippi--0.8%     AAA      Aaa       2,400   Walnut Grove, Mississippi, Correctional Authority, COP, 6% due
                                                 11/01/2019 (a)                                                               2,642
===================================================================================================================================
Missouri--1.0%        AAA      Aaa       3,000   Kansas City, Missouri, Airport Revenue Bonds, General Improvement,
                                                 Series B, 6.875% due 9/01/2004 (d)(g)                                        3,219
===================================================================================================================================
Nebraska--0.5%        A+       A1        1,700   Washington County, Nebraska, Wastewater Facilities Revenue Bonds
                                                 (Cargill Inc. Project), AMT, 5.90% due 11/01/2027                            1,723
===================================================================================================================================
Nevada--5.6%                                     Director of the State of Nevada, Department of Business and Industry
                                                 Revenue Bonds (Las Vegas Monorail Company Project), First Tier (a):
                      AAA      Aaa         750       5.625% due 1/01/2032                                                       775
                      AAA      Aaa       3,580       5.375% due 1/01/2040                                                     3,608
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      10,450   Washoe County, Nevada, Gas and Water Facilities Revenue Refunding
                                                 Bonds (Sierra Pacific Power Company), 6.30% due 12/01/2014 (a)              10,841
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific
                                                 Power Company), AMT, 6.65% due 6/01/2017 (f)                                 3,132
===================================================================================================================================
New Hampshire--       AAA      Aaa       7,390   New Hampshire Health and Education Facilities Authority Revenue Bonds
2.3%                                             (Dartmouth--Hitchcock Obligation Group), 5.50% due 8/01/2027 (d)             7,665
===================================================================================================================================
New Jersey--1.2%      A-       Baa2      4,250   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds,
                                                 6.75% due 6/01/2039                                                          3,760
===================================================================================================================================
New York--12.7%                                  New York City, New York, GO:
                      A        A2        4,830       Series A, 5.50% due 6/01/2023                                            4,903
                      AAA      Aaa       3,290       Series E, 5.75% due 5/15/2018 (c)                                        3,532
                      AAA      Aaa       3,020       Series I, 6.25% due 4/15/2027 (c)                                        3,339
                      -------------------------------------------------------------------------------------------------------------
                                                 New York City, New York, GO, DRIVERS (h):
                      AAA      A2        1,500       Series 194, 10.39% due 2/01/2015 (d)                                     1,745
                      AAA      NR*       6,960       Series 356, 9.88% due 6/01/2011 (c)                                      7,660
                      -------------------------------------------------------------------------------------------------------------
                                                 New York City, New York, GO, Refunding:
                      AAA      Aaa       4,000       Series A, 6.375% due 5/15/2013 (b)                                       4,605
                      AAA      Aaa       3,995       Series A, 6.375% due 5/15/2014 (b)                                       4,611
                      A        Aaa       3,190       Series A, 6.375% due 5/15/2015 (b)                                       3,667
                      AAA      Aaa       2,000       Series L, 5.75% due 8/01/2013 (c)                                        2,200
                      -------------------------------------------------------------------------------------------------------------
                                                 Tobacco Settlement Financing Corporation of New York Revenue Bonds,
                                                 Series A-1 (a):
                      AAA      NR*       2,400       5.25% due 6/01/2021                                                      2,465
                      AAA      NR*       3,000       5.25% due 6/01/2022                                                      3,057
===================================================================================================================================
North Carolina--      AAA      Aaa       7,000   North Carolina, Eastern Municipal Power Agency, Power System Revenue
2.4%                                             Refunding Bonds, Series B, 6.125% due 1/01/2009 (f)                          7,962
===================================================================================================================================
Ohio--0.8%            AAA      Aaa       2,500   North Canton, Ohio, City School District GO, 6.70% due
                                                 12/01/2004 (a)(g)                                                            2,736
===================================================================================================================================
Pennsylvania--4.5%    AAA      Aaa         600   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue
                                                 Bonds, 5.50% due 12/01/2030 (f)                                                614
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       6,500   Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                 Lease Revenue Bonds, Series B, 5.50% due 10/01/2020 (d)                      6,834
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,500   Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
                                                 due 8/01/2020 (b)                                                            4,789
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,250   Washington County, Pennsylvania, Capital Funding Authority Revenue
                                                 Bonds (Capital Projects and Equipment Program), 6.15% due 12/01/2029 (a)     2,519


             MUNIENHANCED FUND, INC.            JULY 31, 2003                  9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount   Municipal Bonds                                                             Value
===================================================================================================================================
Rhode Island--2.7%    AAA      Aaa     $ 4,345   Providence, Rhode Island, Public Building Authority, General Revenue
                                                 Bonds, Series A, 6.25% due 12/15/2020 (d)                                 $  4,900
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,355   Rhode Island State Economic Development Corporation, Airport Revenue
                                                 Bonds, Series B, 6.50% due 7/01/2015 (b)                                     3,859
===================================================================================================================================
South Carolina--      A        A2        3,000   Lexington County, South Carolina, Health Services District Inc.,
2.9%                                             Hospital Revenue Refunding and Improvement Bonds, 5.75% due 11/01/2028       3,048
                      -------------------------------------------------------------------------------------------------------------
                      AA       Ba1       3,440   South Carolina Educational Facilities Authority for Private Nonprofit
                                                 Institutions Revenue Bonds (The Benedict College), 5.625% due
                                                 7/01/2031 (k)                                                                3,489
                      -------------------------------------------------------------------------------------------------------------
                      NR*      Aaa       1,250   South Carolina Housing Finance and Development Authority, Mortgage
                                                 Revenue Refunding Bonds, AMT, Series A-2, 5.875% due 7/01/2009 (d)           1,337
                      -------------------------------------------------------------------------------------------------------------
                      A-       Baa2      2,000   Tobacco Settlement Revenue Management Authority, South Carolina,
                                                 Tobacco Settlement Revenue Bonds, Series B, 6.375% due 5/15/2030             1,672
===================================================================================================================================
South Dakota--2.6%    AAA      NR*       7,000   South Dakota State Health and Educational Facilities Authority,
                                                 Revenue Refunding Bonds, Series A, 7.625% due 7/01/2014 (f)                  8,340
===================================================================================================================================
Tennessee--5.9%       AAA      Aaa       8,500   Metropolitan Government of Nashville and Davidson County, Tennessee,
                                                 Water and Sewer Revenue Refunding Bonds (Cab Converter), 7.70%
                                                 due 1/01/2012 (b)                                                           10,609
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,450   Mount Juliet, Tennessee, Public Building Authority Revenue Bonds
                                                 (Madison Suburban Utility District Loan), Series B, 7.80% due
                                                 2/01/2004 (f)(g)                                                             6,179
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,280   Tennessee HDA, Revenue Refunding Bonds (Homeownership Program), AMT,
                                                 Series 1, 5.95% due 7/01/2012 (f)                                            2,427
===================================================================================================================================
Texas--9.7%                                      Bell County, Texas, Health Facilities Development Corporation, Revenue
                                                 Refunding Bonds (Scott & White Memorial Hospital), Series A (f):
                      AAA      Aaa       1,555       6.25% due 8/15/2011                                                      1,743
                      AAA      Aaa       1,650       6.25% due 8/15/2012                                                      1,859
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,615   Bexar, Texas, Metropolitan Water District, Waterworks System Revenue
                                                 Refunding Bonds, 6.35% due 5/01/2025 (f)                                     1,751
                      -------------------------------------------------------------------------------------------------------------
                                                 Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                                 DRIVERS, AMT (h):
                      AAA      NR*       2,000       Series 202, 10.78% due 11/01/2028 (b)                                    2,170
                      AAA      NR*       7,250       Series 353, 9.79% due 5/01/2011                                          7,453
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa         600   Dallas-Fort Worth, Texas, International Airport Revenue Refunding and
                                                 Improvement Bonds, AMT, Series A, 5.50% due 11/01/2035 (b)                     605
                      -------------------------------------------------------------------------------------------------------------
                                                 Houston, Texas, Airport System Revenue Refunding Bonds, Sub-Lien (d):
                      AAA      Aaa       1,000       AMT, Series A, 5.50% due 7/01/2023                                       1,011
                      AAA      Aaa         900       Series B, 5.50% due 7/01/2030                                              912
                      -------------------------------------------------------------------------------------------------------------
                      AA       Baa2      3,200   Sam Rayburn, Texas, Municipal Power Agency, Revenue Refunding Bonds,
                                                 5.75% due 10/01/2021 (k)                                                     3,310
                      -------------------------------------------------------------------------------------------------------------
                                                 San Antonio, Texas, Airport System, Improvement Revenue Bonds
                                                 (Passenger Facility), AMT, Sub Lien (b):
                      AAA      Aaa       1,465       5.75% due 7/01/2016                                                      1,562
                      AAA      Aaa       1,550       5.75% due 7/01/2017                                                      1,642
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,200   Travis County, Texas, Health Facilities Development Corporation,
                                                 Revenue Refunding Bonds, RITR, Series 4, 10.475% due 11/15/2024 (a)(h)       6,858
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,000   University of Houston, Texas, University Revenue Bonds, 5.50% due
                                                 2/15/2030 (f)                                                                1,018
===================================================================================================================================
Utah--1.8%            AAA      NR*       5,000   Salt Lake County, Utah, Hospital Revenue Bonds, DRIVERS, Series 186,
                                                 9.82% due 5/15/2014 (a)(h)                                                   5,745
===================================================================================================================================
Virginia--6.0%        AAA      Aaa      10,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                                 Bonds, AMT, Series A, 6.10% due 2/01/2010 (a)                               11,093
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,300   Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding Bonds
                                                 (Old Dominion Electric Cooperative Project), AMT, 5.625% due
                                                 6/01/2028 (a)                                                                2,378
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       6,000   Loudoun County, Virginia, COP, 6.80% due 3/01/2004 (d)(g)                    6,324


10           MUNIENHANCED FUND, INC.            JULY 31, 2003

Schedule of Investments (concluded)                               (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount   Municipal Bonds                                                             Value
===================================================================================================================================
Washington--8.8%      AAA      NR*     $ 5,000   Energy Northwest, Washington, Electric Revenue Bonds, DRIVERS,
                                                 Series 242, 10.32% due 7/01/2017 (f)(h)                                   $  5,818
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,585   Franklin County, Washington, Public Utility District Number 001,
                                                 Electric Revenue Refunding Bonds, 5.625% due 9/01/2020 (f)                   1,670
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,150   King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                                 5.50% due 1/01/2027 (d)                                                      2,219
                      -------------------------------------------------------------------------------------------------------------
                      NR*      Aaa       5,000   Snohomish County, Washington, Arlington School District Number 016,
                                                 GO, 6.50% due 12/01/2015 (b)                                                 5,791
                      -------------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,000   Snohomish County, Washington, Public Utility District Number 001,
                                                 Electric Revenue Refunding Bonds, 5.375% due 12/01/2024 (d)                  2,036
                      -------------------------------------------------------------------------------------------------------------
                                                 Washington State, GO:
                      AAA      Aaa       3,000       Series 2000 A, 5.625% due 7/01/2021 (d)                                  3,129
                      AAA      Aaa       7,000       Series A and AT-6, 6.25% due 2/01/2011 (f)                               8,046
===================================================================================================================================
Wisconsin--1.0%       A-       Baa2      1,900   Badger, Wisconsin, Tobacco Asset Securitization Corporation,
                                                 Asset-Backed Revenue Bonds, 6.375% due 6/01/2032                             1,600
                      -------------------------------------------------------------------------------------------------------------
                      NR*      Aaa       1,650   Osceola, Wisconsin, School District, GO, School Building, Series A,
                                                 5.50% due 5/01/2019 (b)                                                      1,737
                      -------------------------------------------------------------------------------------------------------------
                                                 Total Municipal Bonds (Cost--$451,726)--143.3%                             470,031
                      ==============================================================================================================

====================================================================================================================================
                                        Shares
                                        Held     Short-Term Securities
====================================================================================================================================
                                         7,001   Merrill Lynch Institutional Tax-Exempt Fund (j)                              7,001
                      -------------------------------------------------------------------------------------------------------------
                                                 Total Short-Term Securities (Cost--$7,001)--2.1%                             7,001
====================================================================================================================================
                      Total Investments (Cost--$458,727)--145.4%                                                            477,032

                      Unrealized Appreciation on Forward Interest Rate Swaps***--0.1%                                           495

                      Other Assets Less Liabilities--0.2%                                                                       609

                      Preferred Stock, at Redemption Value--(45.7%)                                                        (150,000)
                                                                                                                           --------
                      Net Assets Applicable to Common Stock--100.0%                                                        $328,136
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   XL Capital Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2003.
(i)   Escrowed to maturity.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
        Tax-Exempt Fund                                    (900)            $21
      --------------------------------------------------------------------------

(k)   Radian Insured.
(l)   CIFG Insured.
*     Not Rated.
** Represents a step-up bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
*** Forward interest rate swaps entered into as of July 31, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
        Bond Market Association Municipal Swap
        Index Rate and pay a fixed rate of 3.804%

      Broker, JP Morgan Chase
        Expires, October 2013                             30,000           $495
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


             MUNIENHANCED FUND, INC.            JULY 31, 2003                 11

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of July 31, 2003

=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$458,726,551) .....................                      $ 477,031,607
                   Cash ......................................................................                             60,828
                   Unrealized appreciation on forward interest rate swaps ....................                            494,970
                   Receivables:
                      Interest ...............................................................    $   6,230,800
                      Securities sold ........................................................          347,485
                      Dividends from affiliates ..............................................              146         6,578,431
                                                                                                  -------------
                   Prepaid expenses ..........................................................                             62,655
                                                                                                                    -------------
                   Total assets ..............................................................                        484,228,491
                                                                                                                    -------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Securities purchased ...................................................        5,634,489
                      Investment adviser .....................................................          215,753
                      Dividends to Common Stock shareholders .................................          193,694
                      Other affiliates .......................................................           12,953         6,056,889
                                                                                                  -------------
                   Accrued expenses ..........................................................                             35,895
                                                                                                                    -------------
                   Total liabilities .........................................................                          6,092,784
                                                                                                                    -------------
=================================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, at redemption value, par value $.025 per share (2,000
                     Series A shares, 2,000 Series B shares and 2,000 Series C shares of AMPS*
                     issued and outstanding at $25,000 per share liquidation preference) .....                        150,000,000
                                                                                                                    -------------
=================================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock .....................................                      $ 328,135,707
                                                                                                                    =============
=================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share (29,369,874 shares issued and
                   outstanding) ..............................................................                      $   2,936,987
                   Paid-in capital in excess of par ..........................................                        323,104,599
                   Undistributed investment income--net ......................................    $   4,965,568
                   Accumulated realized capital losses on investments--net ...................      (21,671,473)
                   Unrealized appreciation on investments--net ...............................       18,800,026
                                                                                                  -------------
                   Total accumulated earnings--net ...........................................                          2,094,121
                                                                                                                    -------------
                   Total--Equivalent to $11.17 net asset value per share of Common Stock
                   (market price--$10.38) ....................................................                      $ 328,135,707
                                                                                                                    =============

*     Auction Market Preferred Stock

      See Notes to Financial Statements.


12           MUNIENHANCED FUND, INC.            JULY 31, 2003

Statement of Operations

For the Six Months Ended July 31, 2003

=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
                   Interest ..................................................................                      $  13,505,892
                   Dividends from affiliates .................................................                             20,997
                                                                                                                    -------------
                   Total income ..............................................................                         13,526,889
                                                                                                                    -------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..................................................    $   1,221,432
                   Commission fees ...........................................................          181,133
                   Accounting services .......................................................           81,375
                   Transfer agent fees .......................................................           55,160
                   Professional fees .........................................................           26,211
                   Printing and shareholder reports ..........................................           18,984
                   Custodian fees ............................................................           14,758
                   Listing fees ..............................................................           14,185
                   Pricing fees ..............................................................           10,295
                   Directors' fees and expenses ..............................................            9,272
                   Other .....................................................................           18,288
                                                                                                  -------------
                   Total expenses before reimbursement .......................................        1,651,093
                   Reimbursement of expenses .................................................           (4,408)
                                                                                                  -------------
                   Total expenses after reimbursement ........................................                          1,646,685
                                                                                                                    -------------
                   Investment income--net ....................................................                         11,880,204
                                                                                                                    -------------
=================================================================================================================================
Realized & Unrealized Loss on Investments--Net
---------------------------------------------------------------------------------------------------------------------------------
                   Realized loss on investments--net .........................................                           (243,126)
                   Change in unrealized appreciation on investments--net .....................                        (14,018,583)
                                                                                                                    -------------
                   Total realized and unrealized loss on investments--net ....................                        (14,261,709)
                                                                                                                    -------------
=================================================================================================================================
Dividends to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ....................................................                           (923,320)
                                                                                                                    -------------
                   Net Decrease in Net Assets Resulting from Operations ......................                      $  (3,304,825)
                                                                                                                    =============

      See Notes to Financial Statements.


             MUNIENHANCED FUND, INC.            JULY 31, 2003                 13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                    For the Six         For the
                                                                                                   Months Ended       Year Ended
                                                                                                     July 31,         January 31,
Increase (Decrease) in Net Assets:                                                                     2003              2003
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ....................................................    $  11,880,204     $  24,422,005
                   Realized loss on investments--net .........................................         (243,126)       (2,307,740)
                   Change in unrealized appreciation on investments--net .....................      (14,018,583)        7,101,055
                   Dividends to Preferred Stock shareholders .................................         (923,320)       (2,373,840)
                                                                                                  -------------------------------
                   Net increase (decrease) in net assets resulting from operations ...........       (3,304,825)       26,841,480
                                                                                                  -------------------------------
=================================================================================================================================
Dividends to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ....................................................      (10,573,157)      (20,441,432)
                                                                                                  -------------------------------
                   Net decrease in net assets resulting from dividends to Common
                   Stock shareholders ........................................................      (10,573,157)      (20,441,432)
                                                                                                  -------------------------------
=================================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets applicable to Common Stock ........      (13,877,982)        6,400,048
                   Beginning of period .......................................................      342,013,689       335,613,641
                                                                                                  -------------------------------
                   End of period* ............................................................    $ 328,135,707     $ 342,013,689
                                                                                                  ===============================
                      * Undistributed investment income--net .................................    $   4,965,568     $   4,581,841
                                                                                                  ===============================

      See Notes to Financial Statements.


14           MUNIENHANCED FUND, INC.            JULY 31, 2003

Financial Highlights

The following per share data and ratios have been derived                   For the Six
from information provided in the financial statements.                     Months Ended       For the Year Ended July 31,
                                                                             July 31,     ------------------------------------
Increase (Decrease) in Net Asset Value:                                        2003        2003      2002      2001      2000
==============================================================================================================================
Per Share Operating Performance@
------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period .........................      $11.65      $11.43    $11.38    $10.10   $ 12.06
                                                                              ------------------------------------------------
          Investment income--net+ ......................................         .40         .83       .80       .80       .80
          Realized and unrealized gain (loss) on investments--net ......        (.49)        .17       .02      1.33     (1.95)
          Dividends to Preferred Stock shareholders from investment
            income--net ................................................        (.03)       (.08)     (.13)     (.21)     (.17)
                                                                              ------------------------------------------------
          Total from investment operations .............................        (.12)        .92       .69      1.92     (1.32)
                                                                              ------------------------------------------------
          Less dividends and distributions to Common Stock shareholders:
             Investment income--net ....................................        (.36)       (.70)     (.64)     (.64)     (.64)
             Realized gain on investments--net .........................          --          --        --        --        --
             In excess of realized gain on investments--net ............          --          --        --        --        --
                                                                              ------------------------------------------------
          Total dividends and distributions to Common Stock shareholders        (.36)       (.70)     (.64)     (.64)     (.64)
                                                                              ------------------------------------------------
          Net asset value, end of period ...............................      $11.17      $11.65    $11.43    $11.38   $ 10.10
                                                                              ================================================
          Market price per share, end of period ........................      $10.38      $10.62    $11.05    $10.79   $9.1875
                                                                              ================================================
==============================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------
          Based on market price per share ..............................         .98%++     2.43%     8.61%    25.36%   (18.52%)
                                                                              ================================================
          Based on net asset value per share ...........................        (.95%)++    8.62%     6.52%    20.27%   (10.87%)
                                                                              ================================================
==============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
------------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of reimbursement*** ......................         .96%*      1.00%     1.00%     1.01%     1.00%
                                                                              ================================================
          Total expenses*** ............................................         .97%*      1.00%     1.00%     1.01%     1.00%
                                                                              ================================================
          Total investment income--net*** ..............................        6.96%*      7.17%     7.00%     7.44%     7.16%
                                                                              ================================================
          Amount of dividends to Preferred Stock shareholders ..........         .54%*       .70%     1.18%     1.95%     1.52%
                                                                              ================================================
          Investment income--net, to Common Stock shareholders .........        6.42%*      6.47%     5.82%     5.49%     5.64%
                                                                              ================================================
==============================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
------------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of reimbursement .........................         .67%*       .70%      .69%      .69%      .69%
                                                                              ================================================
          Total expenses ...............................................         .68%*       .70%      .69%      .69%      .69%
                                                                              ================================================
          Total investment income--net .................................        4.86%*      4.97%     4.84%     5.04%     4.91%
                                                                              ================================================
          Dividends to Preferred Stock shareholders ....................        1.26%*      1.57%     2.64%     4.10%     3.32%
                                                                              ================================================


             MUNIENHANCED FUND, INC.            JULY 31, 2003                 15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

The following per share data and ratios have been derived              For the Six
from information provided in the financial statements.                Months Ended            For the Year Ended July 31,
                                                                        July 31,    -----------------------------------------------
Increase (Decrease) in Net Asset Value:                                   2003         2003         2002         2001        2000
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets applicable to Common Stock, end of period
           (in thousands) ..........................................   $ 328,136    $ 342,014    $ 335,614    $ 334,300   $ 296,644
                                                                       ============================================================
           Preferred Stock outstanding, end of period (in thousands)   $ 150,000    $ 150,000    $ 150,000    $ 150,000   $ 150,000
                                                                       ============================================================
           Portfolio turnover ......................................       27.96%       31.35%       43.12%       70.39%     124.61%
                                                                       ============================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
           Asset coverage per $1,000 ...............................   $   3,188    $   3,280    $   3,237    $   3,229   $   2,978
                                                                       ============================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
           Series A--Investment income--net ........................   $     113    $     350    $     671    $   1,017   $     825
                                                                       ============================================================
           Series B--Investment income--net ........................   $     235    $     510    $     680    $   1,036   $     835
                                                                       ============================================================
           Series C--Investment income--net ........................   $     114    $     327    $     628    $   1,031   $     829
                                                                       ============================================================

*     Annualized.

** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***   Do not reflect the effect of dividends to Preferred Stock shareholders.

+     Based on average shares outstanding.

++    Aggregate total investment return.

@ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


16           MUNIENHANCED FUND, INC.            JULY 31, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Forward interest rate swaps are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


             MUNIENHANCED FUND, INC.            JULY 31, 2003                 17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the issuance of Preferred Stock. For the six months ended July 31, 2003, FAM reimbursed the Fund in the amount of $4,408.

For the six months ended July 31, 2003, the Fund reimbursed FAM $5,515 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2003 were $140,642,554 and $135,477,465, respectively.

Net realized gains (losses) for the six months ended July 31, 2003 and net unrealized gains as of July 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $   147,801         $18,305,056
Financial futures contracts .............           (390,927)                 --
Forward interest rate swaps .............                 --             494,970
                                                 -------------------------------
Total ...................................        $  (243,126)        $18,800,026
                                                 ===============================

As of July 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $18,317,902, of which $24,516,096 related to appreciated securities and $6,198,194 related to depreciated securities. The aggregate cost of investments at July 31, 2003 for Federal income tax purposes was $458,713,705.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without the approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at July 31, 2003 were as follows: Series A, .81%; Series B, .81%; and Series C, .599%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the six months ended July 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $64,327 as commissions.

5. Capital Loss Carryforward:

On January 31, 2003, the Fund had a net capital loss carryforward of $17,065,033, of which $6,604,230 expires in 2008, $8,505,599 expires in 2009 and
$1,955,204 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.060000 per share on August 28, 2003 to shareholders of record on August 15, 2003.


18           MUNIENHANCED FUND, INC.            JULY 31, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MEN


             MUNIENHANCED FUND, INC.            JULY 31, 2003                 19

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniEnhanced Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10874 -- 7/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            MuniEnhanced Fund, Inc.


            By: /s/ Terry K. Glenn
                --------------------------
                Terry K. Glenn,
                President of
                MuniEnhanced Fund, Inc.

            Date: September 23, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


            By: /s/ Terry K. Glenn
                --------------------------
                Terry K. Glenn,
                President of
                MuniEnhanced Fund, Inc.

            Date: September 23, 2003


            By: /s/ Donald C. Burke
                --------------------------
                Donald C. Burke,
                Chief Financial Officer of
                MuniEnhanced Fund, Inc.

            Date: September 23, 2003

            Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.